Supplement to the
Fidelity® Select Portfolios®
Industrials Portfolio
April 29, 2023
Summary Prospectus

Janet Glazer no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Portfolio Manager) has managed the fund since 2023.
CYC-SUSTK-0623-101 1.9880383.101	June 30, 2023